UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2010

COMSYS IT PARTNERS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-27792	56-1930691
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1800 Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 386-1400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2010, the Compensation Committee of the Board of Directors of the Company (the “Committee”) approved 2009 bonus payments to the named executive officers identified below under the COMSYS Annual Incentive Plan. The 2009 bonus payments will be paid in the first quarter of fiscal 2010 as follows: Larry L. Enterline, $375,000; Amy Bobbitt, $125,000; Michael H. Barker, $210,000; Ken R. Bramlett, Jr., $138,362; and David L. Kerr, $145,844. In addition, the Committee approved a discretionary bonus in the amount of $100,000 for Mr. Enterline.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.

Date: February 19, 2010	By:	/s/ Amy Bobbitt

	Name: Title:	Amy Bobbitt Senior Vice President and Chief Accounting Officer